Citigroup Power, Gas and Utilities Conference Miami, FL March 2-3, 2006 Citigroup Power, Gas and Utilities Conference Miami, FL March 2-3, 2006 Exhibit 99.1

Forward-Looking Statements Disclosure
Forward-Looking Statements Disclosure
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our quarterly report on Form 10-Q for the period ended
September 30, 2005 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our quarterly report on Form 10-Q for the period ended
September 30, 2005 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Management Team Present
Management Team Present
Jim Haines President and
Chief Executive Officer
Mark Ruelle Executive Vice President &
Chief Financial Officer
Greg Greenwood Treasurer
Bruce Burns Director Investor Relations
Jim Haines President and
Chief Executive Officer
Mark Ruelle Executive Vice President &
Chief Financial Officer
Greg Greenwood Treasurer
Bruce Burns Director Investor Relations

Successful Transformation Complete
Successful Transformation Complete
After strategic missteps in the late 1990s, Westar brought in new management in December 2002
Westar launched sweeping “back-to-basics” strategy
Returned Westar to being exclusively a regulated, vertically integrated electric utility
Executed strategy according to plan and ahead of schedule
Reduced debt by more than half, significantly improving credit quality
Dramatic increase in share value
taking share price from $8.50 to more than $20.00
Began restoring common dividend
21% increase in 2005 and 9% increase in 2006
Simplified business strategy, divesting substantially all non-utility operations
Regained regulatory and public trust and increasing customer satisfaction
After strategic missteps in the late 1990s, Westar brought in new management in December 2002
Westar launched sweeping “back-to-basics” strategy
Returned Westar to being exclusively a regulated, vertically integrated electric utility
Executed strategy according to plan and ahead of schedule
Reduced debt by more than half, significantly improving credit quality
Dramatic increase in share value
taking share price from $8.50 to more than $20.00
Began restoring common dividend
21% increase in 2005 and 9% increase in 2006
Simplified business strategy, divesting substantially all non-utility operations
Regained regulatory and public trust and increasing customer satisfaction

Vertically Integrated Kansas Utility
Vertically Integrated Kansas Utility
Key Operational Facts:
~ 659,000 customers
Nearly 6,000 MW of generation – expected 2006 reserve margin 16%
11,000 sq mile service territory
33,000 miles of T & D
2,100 employees
Kansas retail market remains fully regulated
Key Operational Facts:
~ 659,000 customers
Nearly 6,000 MW of generation – expected 2006 reserve margin 16%
11,000 sq mile service territory
33,000 miles of T & D
2,100 employees
Kansas retail market remains fully regulated
Topeka
Kansas
(a) Assumes purchase of Spring Creek in 2006
(a)

Approach to Delivering Shareholder Value
Approach to Delivering Shareholder Value
Offer competitive total returns through
Growth
Dividend yield
Focus on reducing risk
Business
Regulatory
Financial
Operational
Offer investors an attractive risk/return prospect
Offer competitive total returns through
Growth
Dividend yield
Focus on reducing risk
Business
Regulatory
Financial
Operational
Offer investors an attractive risk/return prospect

Favorable Risk Profile Favorable Risk Profile

Stable Regulation
Stable Regulation
All retail customers are in a single state that continues under traditional regulation
Kansas has no plans to deregulate or restructure the utility industry
All generation assets are in regulated rate base
Wholesale marketing
Utility generation provides physical backstop
Trading operations are conducted within utility operations
All retail customers are in a single state that continues under traditional regulation
Kansas has no plans to deregulate or restructure the utility industry
All generation assets are in regulated rate base
Wholesale marketing
Utility generation provides physical backstop
Trading operations are conducted within utility operations

Adequate, Low-Cost Generation
Adequate, Low-Cost Generation
Advantageous fuel mix
80% coal (low-sulfur PRB)
15% nuclear
< 5% oil and gas
Most gas capacity can also burn #6 oil providing arbitrage opportunities
Strong operating performance
2000-2005 base load coal EFOR of 5.6%
Nuclear performance at Wolf Creek
All NRC indicators are “green”
10 year average capacity factor of 91%
Expected 2006 generating capacity margin of 16%
No immediate need for new base load generation
Allows Westar a “wait and see” option with respect to next round of base load investment
Advantageous fuel mix
80% coal (low-sulfur PRB)
15% nuclear
< 5% oil and gas
Most gas capacity can also burn #6 oil providing arbitrage opportunities
Strong operating performance
2000-2005 base load coal EFOR of 5.6%
Nuclear performance at Wolf Creek
All NRC indicators are “green”
10 year average capacity factor of 91%
Expected 2006 generating capacity margin of 16%
No immediate need for new base load generation
Allows Westar a “wait and see” option with respect to next round of base load investment
(a) Assumes purchase of Spring Creek in 2006
(a)

Constructive Regulatory Mechanics
Constructive Regulatory Mechanics
Retail energy cost adjustment clause (RECA)
Environmental cost recovery rider (ECRR)
Transmission delivery charge (TDC)
Property tax adjustment rider (PTS)
Retail energy cost adjustment clause (RECA)
Environmental cost recovery rider (ECRR)
Transmission delivery charge (TDC)
Property tax adjustment rider (PTS)

Retail Energy Cost Adjustment (RECA)
Retail Energy Cost Adjustment (RECA)
Approved December 2005
Effective February 2006
Provides protection against volatile fuel and purchased power costs
Commodity markets
Fluctuations in plant performance
Coal delivery risk
Retail rates based on month-ahead forecast
Difference between month-ahead forecast and actual is
accrued/deferred
Monthly approach should yield only small differences
Annual settlement of accrued/deferred balance
Fuel clause also used to rebate “asset-based” wholesale margins as a credit to retail cost of service
Approved December 2005
Effective February 2006
Provides protection against volatile fuel and purchased power costs
Commodity markets
Fluctuations in plant performance
Coal delivery risk
Retail rates based on month-ahead forecast
Difference between month-ahead forecast and actual is
accrued/deferred
Monthly approach should yield only small differences
Annual settlement of accrued/deferred balance
Fuel clause also used to rebate “asset-based” wholesale margins as a credit to retail cost of service

Environmental Cost Recovery Rider (ECRR)
Environmental Cost Recovery Rider (ECRR)
Approved December 2005
Effective June 2006 based on 2005 capital expenditures
Provides automatic adjustment to retail rates to reflect capital costs for emission controls
Eliminates need to file a rate case to capture rate base additions
Return of
and on
capital that is already in service
Return on
capital not yet placed in service
Operation of ECRR will significantly reduce regulatory lag for investments in pollution control equipment
Approved December 2005
Effective June 2006 based on 2005 capital expenditures
Provides automatic adjustment to retail rates to reflect capital costs for emission controls
Eliminates need to file a rate case to capture rate base additions
Return of
and on
capital that is already in service
Return on
capital not yet placed in service
Operation of ECRR will significantly reduce regulatory lag for investments in pollution control equipment

Transmission Cost Recovery (TDC)
Transmission Cost Recovery (TDC)
FERC formula transmission rate
Allows annual adjustment to FERC transmission rate to reflect changes in the cost of service
Case filed May 2005
Rates effective December 2005, subject to refund
In settlement discussions
Kansas statute permits automatic flow-through of FERC
transmission rates into retail cost of service without having to file a retail rate case
KCC approved the Transmission Delivery Charge December 2005
First adjustment will occur in July and be adjusted each July thereafter
FERC formula transmission rate
Allows annual adjustment to FERC transmission rate to reflect changes in the cost of service
Case filed May 2005
Rates effective December 2005, subject to refund
In settlement discussions
Kansas statute permits automatic flow-through of FERC
transmission rates into retail cost of service without having to file a retail rate case
KCC approved the Transmission Delivery Charge December 2005
First adjustment will occur in July and be adjusted each July thereafter

Other Helpful Regulatory Mechanics
Other Helpful Regulatory Mechanics
Kansas statute permits annual recovery of increased property taxes without having to file a retail rate case
Changes are deferred and recovered in subsequent year
Operating costs of Westar’s FERC-jurisdictional co-owned
Stateline Plant are recovered through FERC formula rate
Westar has state regulatory approval to defer any over or under recovery between retail rate cases
Kansas statute permits annual recovery of increased property taxes without having to file a retail rate case
Changes are deferred and recovered in subsequent year
Operating costs of Westar’s FERC-jurisdictional co-owned
Stateline Plant are recovered through FERC formula rate
Westar has state regulatory approval to defer any over or under recovery between retail rate cases

Source: EEI July 1, 2005
Low Retail Utility Rates
Low Retail Utility Rates
0.0¢
1.0¢
2.0¢
3.0¢
4.0¢
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
Westar Energy
North
Westar Energy
South
Empire District
Electric (KS)
Aquila (formerly
West Plains, KS)
Kansas City Power
and Light (KS)
National
Average
5.8¢
5.8¢
6.8¢
8.6¢
7.0¢
Yellow bar indicates recent and proposed rate increases
Lowest rates in Kansas
Below the national average of 7.8¢
Lowest rates in Kansas
Below the national average of 7.8¢

Stable, Diverse Economy
Stable, Diverse Economy
Retail revenue spread across diverse customer base
No dominant industry
No single customer makes up more than 2% of revenue
Large customers spread among commercial, industrial, military and educational load
Kansas has a history of being insulated from both booms and
busts
Diverse wholesale revenues
FERC-regulated, tariff-based sales to other utilities under long-term contracts
Market-based (asset-based) sales made out of available energy
Energy marketing (non-asset) and energy management service
Retail revenue spread across diverse customer base
No dominant industry
No single customer makes up more than 2% of revenue
Large customers spread among commercial, industrial, military and educational load
Kansas has a history of being insulated from both booms and
busts
Diverse wholesale revenues
FERC-regulated, tariff-based sales to other utilities under long-term contracts
Market-based (asset-based) sales made out of available energy
Energy marketing (non-asset) and energy management service

Avenues For Growth Avenues For Growth

Opportunities for Growth
Opportunities for Growth
Native retail load growth
Environmental investment
Transmission investment
Investments in new generation
Growth in energy marketing
Tax asset utilization
Rate relief
Native retail load growth
Environmental investment
Transmission investment
Investments in new generation
Growth in energy marketing
Tax asset utilization
Rate relief

Native Retail Load Growth
Native Retail Load Growth
Predictable residential customer growth of about 1% per year
Consistent trend for more than 10 years
Typically translates into ~2.0-2.5% retail MWh and margin growth
Presently enjoying above-trend industrial and large commercial growth
Refineries
Recovery in aerospace
Westar has benefited from military’s BRAC process
With fuel clause, margins are now largely insulated from changes in fuel costs
Expect more direct weather correlation
Predictable residential customer growth of about 1% per year
Consistent trend for more than 10 years
Typically translates into ~2.0-2.5% retail MWh and margin growth
Presently enjoying above-trend industrial and large commercial growth
Refineries
Recovery in aerospace
Westar has benefited from military’s BRAC process
With fuel clause, margins are now largely insulated from changes in fuel costs
Expect more direct weather correlation

Environmental Investment
Environmental Investment
Westar expects to add significant rate base related to pollution controls
Estimated to be as much as $620 million over 8-year planning horizon
Driven by Clean Air Act
Illustrative projects:
Scrubbers and SCRs at LaCygne
Scrubbers and low-nox burners at JEC
Bag houses and mercury removal equipment
Operation of Environmental Cost Recovery Rider eliminates cost and delay of traditional rate case to earn a return on these capital investments
Westar expects to add significant rate base related to pollution controls
Estimated to be as much as $620 million over 8-year planning horizon
Driven by Clean Air Act
Illustrative projects:
Scrubbers and SCRs at LaCygne
Scrubbers and low-nox burners at JEC
Bag houses and mercury removal equipment
Operation of Environmental Cost Recovery Rider eliminates cost and delay of traditional rate case to earn a return on these capital investments

Illustrative ECRR Mechanics
Illustrative ECRR Mechanics
Regulatory lag limited to 5 – 17 months
Investment made on equipment not in-service at year end is not allowed depreciation recovery until the following year
Regulatory lag limited to 5 – 17 months
Investment made on equipment not in-service at year end is not allowed depreciation recovery until the following year
Clean Air Investment (1) Year 1 Year 2 Year 3 Year 4 Year 5
Year 1 Investment 6.0 $       5.8 $       5.6 $       5.5 $       5.3 $
Year 2 Investment 23.0        22.3        21.6        21.0
Year 3 Investment 36.0        34.9        33.9
Year 4 Investment 36.0        34.9
Year 5 Investment 36.0
Total Environmental Investment - net 6.0 $       28.8 $     64.0 $     98.0 $     131.1 $
ECRR Revenues (14%) (2) 0.8 $       4.0 $       9.0 $       13.7 $     18.4 $
Cumulative ECRR Revenues 0.8 $       4.9 $       13.8 $     27.6 $     45.9 $
Note 1 – Represent 11% return and 3% depreciation recovery
Note 2 - Illustration reflects only the projects publicly announced

Transmission Growth
Transmission Growth
Member of the Southwest Power Pool (SPP)
Now an approved FERC RTO
SPP coordinates regional planning and prioritizes transmission capital projects
Westar expects sizable transmission opportunities in its control area
The combination of a FERC formula rate, coupled with a state-
approved, adjustable, Transmission Delivery Charge, allows
Westar to benefit from making transmission investments, without having to suffer long regulatory lag
Also provides protection from incoming “cost allocations” from SPP
Member of the Southwest Power Pool (SPP)
Now an approved FERC RTO
SPP coordinates regional planning and prioritizes transmission capital projects
Westar expects sizable transmission opportunities in its control area
The combination of a FERC formula rate, coupled with a state-
approved, adjustable, Transmission Delivery Charge, allows
Westar to benefit from making transmission investments, without having to suffer long regulatory lag
Also provides protection from incoming “cost allocations” from SPP

Investment in New Generation
Investment in New Generation
Near-term needs are limited to peaking capacity
Acquisition of Spring Creek, subject to FERC and other conditions
Favorable acquisition cost of $177/kW
Existing capacity contract should serve to defray carrying cost until investment can be reflected in next rate case
Additional investment in peaking generation to begin in 2007
No new base load needs until mid next decade
Expenditures likely to begin ~2010
Modest opportunity to uprate Wolf Creek
~18 MW, planned for 2008
Presently a full rate case is required to adjust retail rates for generation capital additions (other than pollution control
investments)
Near-term needs are limited to peaking capacity
Acquisition of Spring Creek, subject to FERC and other conditions
Favorable acquisition cost of $177/kW
Existing capacity contract should serve to defray carrying cost until investment can be reflected in next rate case
Additional investment in peaking generation to begin in 2007
No new base load needs until mid next decade
Expenditures likely to begin ~2010
Modest opportunity to uprate Wolf Creek
~18 MW, planned for 2008
Presently a full rate case is required to adjust retail rates for generation capital additions (other than pollution control
investments)

Growth in Energy Marketing
Growth in Energy Marketing
Westar has a proven track record in energy marketing (non-
asset) business
In addition to matching buyers and sellers, Westar provides energy marketing services for others (typically small utilities & cities)
Margins remain “below the line” for ratemaking purposes
Demonstrated an ability to produce value with low risk
Expected $0.02 to $0.04 per share contribution over near-term planning horizon
Westar has a proven track record in energy marketing (non-
asset) business
In addition to matching buyers and sellers, Westar provides energy marketing services for others (typically small utilities & cities)
Margins remain “below the line” for ratemaking purposes
Demonstrated an ability to produce value with low risk
Expected $0.02 to $0.04 per share contribution over near-term planning horizon

Other Opportunities for Value
Other Opportunities for Value
Previous divestitures of non-utility investments have produced sizeable capital losses
Business plans may present opportunity to realize some of this value
Up to $0.10 per share in 2006
Opportunity expires 2009
Present plans show need for rate increase as early as 2007/2008
Previous divestitures of non-utility investments have produced sizeable capital losses
Business plans may present opportunity to realize some of this value
Up to $0.10 per share in 2006
Opportunity expires 2009
Present plans show need for rate increase as early as 2007/2008

Financial Profile Financial Profile

Preliminary 2005 Results
Preliminary 2005 Results
Westar expects to announce 2005 results at “upper end” of
$1.50-$1.60 ongoing earnings guidance
Notwithstanding much higher fuel cost, the need to conserve
coal, and no fuel clause in 2005, management demonstrated an ability to meet guidance in other ways
Refinancing
Energy marketing
Lease renegotiation
Westar expects to announce 2005 results at “upper end” of
$1.50-$1.60 ongoing earnings guidance
Notwithstanding much higher fuel cost, the need to conserve
coal, and no fuel clause in 2005, management demonstrated an ability to meet guidance in other ways
Refinancing
Energy marketing
Lease renegotiation

Guidance & Growth Expectations
Guidance & Growth Expectations
Announced guidance for 2006 of $1.55-$1.65 per share
Plan to report only GAAP EPS
With restructuring complete, plan to discontinue using non-GAAP
“ongoing earnings” measure
Announced guidance for 2007 of $1.65-$1.75 per share
Reflects ~ 6% growth over 2006 guidance
Guidance is subject to the risks and qualifiers outlined by
management in Appendix 1
Announced guidance for 2006 of $1.55-$1.65 per share
Plan to report only GAAP EPS
With restructuring complete, plan to discontinue using non-GAAP
“ongoing earnings” measure
Announced guidance for 2007 of $1.65-$1.75 per share
Reflects ~ 6% growth over 2006 guidance
Guidance is subject to the risks and qualifiers outlined by
management in Appendix 1

Longer-Term Growth Expectations
Longer-Term Growth Expectations
Driven by:
Intrinsic retail growth
~2.0-2.5% MWh and margin growth
Energy marketing (non-asset) activities
Rate base additions
On average, Westar estimates ~ 3–3.5% annual rate base additions in the 2007-2010 horizon
Other
Deliver competitive total shareholder returns
Increase EPS by 3.5-5.0%
Competitive yield based on 60-75% dividend payout
Driven by:
Intrinsic retail growth
~2.0-2.5% MWh and margin growth
Energy marketing (non-asset) activities
Rate base additions
On average, Westar estimates ~ 3–3.5% annual rate base additions in the 2007-2010 horizon
Other
Deliver competitive total shareholder returns
Increase EPS by 3.5-5.0%
Competitive yield based on 60-75% dividend payout

Dividend History
Dividend History
As part of restructuring plan, Westar reduced dividend from $1.20 to $0.76 per share in 2003
In 2004 announced plans to begin restoring dividend
November 2004 announced 21% increase to $0.92 per share
Announced long-term payout target of 60%-75% of earnings
February 2006 announced 8.7% further increase to indicated
annual rate of $1.00 per share
Dividend reflects 61%-65% of announced 2006 guidance
As part of restructuring plan, Westar reduced dividend from $1.20 to $0.76 per share in 2003
In 2004 announced plans to begin restoring dividend
November 2004 announced 21% increase to $0.92 per share
Announced long-term payout target of 60%-75% of earnings
February 2006 announced 8.7% further increase to indicated
annual rate of $1.00 per share
Dividend reflects 61%-65% of announced 2006 guidance

Dividend Guidance
Dividend Guidance
Continue to believe that 60%-75% long-term payout target is
appropriate
Balance investors’ need for current yield with opportunities for rate base growth
Continue to believe that the rate of dividend growth may exceed rate of earnings growth to allow Westar to reach and maintain its long-term target payout ratio
Continue to believe that 60%-75% long-term payout target is
appropriate
Balance investors’ need for current yield with opportunities for rate base growth
Continue to believe that the rate of dividend growth may exceed rate of earnings growth to allow Westar to reach and maintain its long-term target payout ratio

Financial Strength Financial Strength

Current Capitalization
Current Capitalization
Debt
53%
Preferred
1%
Common
46%
September 30, 2005
(millions)
Debt $1,663
Preferred 21
Common 1,465
Total Capitalization $3,149
Long-term capitalization target ~ 50%/50% ratio

Aggressive Liability Management
Aggressive Liability Management
$1.7 billion of long-term debt at year end 2005
Floating rate debt of ~13%, mostly in tax-exempts
Refinanced $1.3 billion of debt since June 2004
Reduced the weighted average cost of debt from 7.3% to about 5.5%
Active management of maturity profile
Current weighted average term of 17 years vs.
11 years at yearend 2003
$1.7 billion of long-term debt at year end 2005
Floating rate debt of ~13%, mostly in tax-exempts
Refinanced $1.3 billion of debt since June 2004
Reduced the weighted average cost of debt from 7.3% to about 5.5%
Active management of maturity profile
Current weighted average term of 17 years vs.
11 years at yearend 2003
$0
$50
$100
$150
$200
$250
$300

Credit Strength Belies Current Ratings
Credit Strength Belies Current Ratings
Westar’s unsecured debt still rated below investment grade
(BB-/Ba1/BB+)
Notwithstanding, Westar debt trades at investment grade levels
2005 credit stats support investment grade trading levels
EBITDA/Interest Debt/Capital
3.1x 53.6%
Leaves Westar well positioned to finance upcoming rate base
growth
Clean air investments
New generation investments
Transmission investment
Westar’s unsecured debt still rated below investment grade
(BB-/Ba1/BB+)
Notwithstanding, Westar debt trades at investment grade levels
2005 credit stats support investment grade trading levels
EBITDA/Interest Debt/Capital
3.1x 53.6%
Leaves Westar well positioned to finance upcoming rate base
growth
Clean air investments
New generation investments
Transmission investment

Summary & Conclusions Summary & Conclusions

Investment Highlights
Investment Highlights
Diverse customer mix / below average utility rates
Reliable, low-cost generating assets
Stable environment
Attractive dividend policy
Good growth opportunities
Diverse customer mix / below average utility rates
Reliable, low-cost generating assets
Stable environment
Attractive dividend policy
Good growth opportunities
Pure utility / traditional regulation
Pure utility / traditional regulation

Proven, Capable Management Team
Proven, Capable Management Team
Demonstrated ability to complete successful strategic
transformation
Demonstrated ability to deal with adversity
Thoughtful, responsible plan for customers’ and investors’ future demands
Demonstrated ability to meet commitments
Demonstrated ability to complete successful strategic
transformation
Demonstrated ability to deal with adversity
Thoughtful, responsible plan for customers’ and investors’ future demands
Demonstrated ability to meet commitments

Westar Energy
Investor Contact
Westar Energy
Investor Contact
Bruce Burns
Director Investor Relations
785-575-8227
bruce_burns@wr.com
Bruce Burns
Director Investor Relations
785-575-8227
bruce_burns@wr.com

Appendices Appendices

Appendices-Contents
Appendices-Contents
Appendix 1
February 23 press release
(Dividend declaration and earnings guidance)
Appendix 2
Rate case recap
Appendix 3
Generation operations
Appendix 1
February 23 press release
(Dividend declaration and earnings guidance)
Appendix 2
Rate case recap
Appendix 3
Generation operations

Appendix 1 Appendix 1 February 23, Press Release & Related Material February 23, Press Release & Related Material

Media contact:
Karla Olsen,
senior manager, media relations
Phone: 888.613.0003
FAX: 316.261.6769
karla_olsen@wr.com
Investor contact:
Bruce Burns,
director, investor relations
Phone: 785.575.8227
bruce_burns@wr.com

WESTAR ENERGY INCREASES DIVIDEND,

PROVIDES EARNINGS GUIDANCE

Annual indicated dividend is now $1.00 per share.

TOPEKA, Kan., Feb. 23, 2006 — The Westar Energy, Inc. (NYSE:WR) Board of Directors on Feb. 22 declared a quarterly dividend of 25 cents per share on the company’s common stock payable to shareholders on April 3, 2006. The new indicated annual dividend rate is $1.00 per share, or 8.7 percent higher than the company’s previous indicated annual dividend rate.

“Over the past three years, we have made remarkable progress in strengthening our company financially and have returned to operating as a basic electric utility,” said James Haines, president and chief executive officer. “We continue to reflect this progress in our dividend while still investing in the utility business to maintain reliable service for our customers. While we are pleased to announce this increase, we remain aware of the fact that even with this increase our dividend will be well below levels of the past.”

The company affirmed that its long-term target dividend payout ratio is approximately 60 percent to 75 percent of earnings. With this dividend increase, it expects to be at the low end of this range for 2006.

The board also declared regular quarterly dividends on the company’s 4.25 percent, 4.5 percent and 5 percent series preferred stocks payable April 1, 2006.

The dividends are payable to shareholders of record as of March 9, 2006.

Westar Energy increases dividend; announces ongoing earnings guidance

Earnings Guidance

Westar Energy also announced that it expects 2006 earnings per share of $1.55 to $1.65 and 2007 earnings per share of $1.65 to $1.75.

The attachment to this release outlines the key drivers and adjustments used in arriving at the guidance.

Conference Call

Westar Energy’s plans a conference call with the investment community to discuss 2006 earnings guidance at 4:30 p.m. Eastern Time on Feb. 23, 2006. Haines will host the call. Investors, media and the public may listen to the conference call by dialing 866-362-4820, code 33998035. Listeners may access a live webcast of the conference call via the company’s Web site, www.WestarEnergy.com. A replay of the conference call will be available from about 6:30 p.m. Eastern Feb. 23 through March 3 at 888-286-8010, Replay ID No. 25529739. The replay also will be available on the Westar Energy web site. Members of the news media may direct follow-up questions to Karla Olsen.

Westar Energy, Inc. (NYSE: WR) is the largest electric utility in Kansas, providing electric service to about 659,000 customers in the state. Westar Energy has nearly 6,000 megawatts of electric generation capacity and operates and coordinates approximately 33,000 miles of electric distribution and transmission lines.

For more information about Westar Energy, visit us on the Internet at http://www.WestarEnergy.com.

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our Quarterly Report on Form 10-Q for the period ended Sept. 30, 2005 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Attachment 1

Westar Energy, Inc.

2006 Earnings Guidance

2005 Ongoing EPS guidance (a)	$1.55 - $1.60

2006 Earnings Drivers and Adjustments:
Weather	$(0.07 - 0.10)
Sales growth	0.07 - 0.12
Discontinuation of retail rebates	0.06
Rate change/fuel recovery	0.38 - 0.43
Energy marketing (non-asset)	(0.07 - 0.10)
Market-based wholesale (asset)	(0.08 - 0.14)
Pension & medical	(0.05 - 0.07)
O&M / SG&A	(0.04 - 0.08)
Depreciation	(0.18 - 0.21)
Ice storm amortization	(0.07)
Interest savings	0.09 - 0.11
LaCygne lease	0.04
Corporate-owned life insurance	0.04 - 0.06
Interest / miscellaneous income	(0.04 - 0.06)
Investigation / litigation expense	0.02 - 0.07
Write-off power plant system development costs	0.02
Rate order adjustments	(0.05)
Discontinued operations, net of tax	(0.01)
Tax loss utilization	0.00 - 0.10
Other, net	(0.06 -0.07)

2006 GAAP EPS guidance	$1.55 - $1.65

(in millions unless otherwise noted)
Average shares outstanding	87.4
Depreciation & amortization	$199 - $201

Additional generation investment	$57
Pollution control investment	30
All other capital additions	223

Total capital expenditures (excludes cost of removal)	$310

Pension contribution	$21
Effective tax rate	28% - 31%

The effects of the listed earnings drivers and adjustments are not necessarily independent of one another, and the combination of effects can cause individual impacts smaller or larger than the ranges indicated.

(a)	“Ongoing earnings” is a non-GAAP (generally accepted accounting principles) financial measure that differs from GAAP earnings because it excludes the effect of special items. During 2004 and 2005, Westar Energy was in the process of restructuring its business. Accordingly, management believed that providing ongoing earnings in addition to GAAP earnings provided investors with a useful indicator of results comparable between periods because it excluded the effects of special items that may not recur or may occur on an irregular or unpredictable basis. Management believes it is no longer necessary to supplement its earnings release using a non-GAAP measure.

Appendix 2 Appendix 2 Rate Case Recap Rate Case Recap

Kansas Retail Rate Case
Kansas Retail Rate Case
Requested $84 million rate increase – May 2005
KCC ordered net $3 million rate increase – December 2005
$38 million base rate increase
$35 million credit to retail customer through fuel clause related to wholesale margins from rate-based generation
KCC order included constructive measures
Retail energy cost adjustment (RECA)
Environmental cost recovery rider (ECRR)
Transmission delivery charge (TDC)
Property tax adjustment rider (PTS)
Requested $84 million rate increase – May 2005
KCC ordered net $3 million rate increase – December 2005
$38 million base rate increase
$35 million credit to retail customer through fuel clause related to wholesale margins from rate-based generation
KCC order included constructive measures
Retail energy cost adjustment (RECA)
Environmental cost recovery rider (ECRR)
Transmission delivery charge (TDC)
Property tax adjustment rider (PTS)

Key Calculations in Retail Case
Key Calculations in Retail Case
KCC jurisdictional rate base of $2.2 billion
Excludes $320 million FERC jurisdictional rate base
Allowed rate of return – summarized
KCC jurisdictional rate base of $2.2 billion
Excludes $320 million FERC jurisdictional rate base
Allowed rate of return – summarized
% of
Capital
Component
Cost WACC
Common equity 44.59% x 10.00% = 4.46%
Post 1970 ITC 2.31% x 7.89% = 0.18%
Preferred Stock 0.69% x 4.55% = 0.03%
Long Term Debt 52.41% x 6.14% = 3.22%
   Weighted cost of capital 7.89%

Treatment of Market-Based Wholesale Margins
Treatment of Market-Based Wholesale Margins
KCC requires that Westar credit to customers an amount equal to the prior three year average of such margins
Rejected Westar’s request for incentive-based sharing
Required margin sharing for 2006 is about $35 million
Had rates been in effect for a full year, the required credit would have been
$41 million
Three year average, and corresponding required credit, will be adjusted annually
If Westar falls short of the average margin, it will serve to reduce earnings
If margins exceed the three year average, Westar will produce current income, even though the higher margins will “raise the bar” for the ensuing three-year period
Energy Marketing (i.e., non-asset) margins continue to be accounted for below the line
KCC requires that Westar credit to customers an amount equal to the prior three year average of such margins
Rejected Westar’s request for incentive-based sharing
Required margin sharing for 2006 is about $35 million
Had rates been in effect for a full year, the required credit would have been
$41 million
Three year average, and corresponding required credit, will be adjusted annually
If Westar falls short of the average margin, it will serve to reduce earnings
If margins exceed the three year average, Westar will produce current income, even though the higher margins will “raise the bar” for the ensuing three-year period
Energy Marketing (i.e., non-asset) margins continue to be accounted for below the line

Appendix 3 Appendix 3 Operations Operations

48 Competitive Low-Cost Generation Portfolio Competitive Low-Cost Generation Portfolio Energy Generated Fuel Cost by Source $/MWh 2005 Coal 79% Gas/Oil 7% Uranium 14% Avg. Fuel Cost: $15.36

Load and Capability Forecast
Load and Capability Forecast
0
1,000
2,000
3,000
4,000
5,000
6,000
2006 2007 2008 2009
16% 14%
14% 12%
Capacity
Margin
System Peak
Responsibility
Assumes purchase of Spring Creek in 2006

Coal Supply
Coal Supply
Westar-operated plant supply (80%)
75% under contract through 2020 (10+ MM tons/yr)
70% has no market openers
30% reopened on price every 5 years
Next reopening in 2008
All volumes have cost escalators
25% under contract until 2007 – 2009 (3.5 MM tons/yr)
100% at fixed price or capped through 2007
70% at fixed price or capped through 2009
Co-owned plant supply managed by GXP (20%)
Fixed price volumes under contract ’05 ‘06 ’07 ’08
100%  100% 82% 25%

Generating Plant Performance
Generating Plant Performance
99%
86%
75%
76%
6%
8%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Coal Nuclear Intermediate
& Peaking
2004
2005
Capacity Factors
2005 nuclear performance reflects a refuel outage